SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                           _____________________


                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



    Date of report (date of earliest event reported):  January 23, 1996


                        PARK ELECTROCHEMICAL CORP.
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          (Exact Name of Registrant as Specified in Its Charter)


         New York                       1-4415          11-1734643
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(State or other Jurisdiction  (Commission              (IRS Employer
      of Incorporation)       File Number)            Identification No.)


  5 Dakota Drive, Lake Success,         New York                   11042
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(Address of Principal Executive Offices)                   (Zip Code)


                              (516) 354-4100
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                      Registrant's Telephone Number,
                            Including Area Code


                                    N/A
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        Former Name or Former Address, if Changed Since Last Report

Item 5      Other Events.

            On January 23, 1996, the Board of Directors of Park Electrochemical Corp. (the "Company") adopted amendments to its By-Laws. The amendments to the By-Laws, among other things, (i) increase from 33 1/3% to 80% the percentage of the issued and outstanding shares of stock of the Company required to call spe-cial meetings of stockholders; (ii) eliminate the ability of stockholders to remove directors without cause; and (iii) require stockholders to provide the Company with advance notice of their intention to make nominations of directors or bring new business at annual meetings of stockholders.


Item 7 Financial Statements, Pro Forma Financial Information and Exhibits.

3(i)        By-Laws of the Company, as amended January 23, 1996.

3(ii) Form of amendment to the By-Laws, dated January 23, 1996.

                                 SIGNATURE


            Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PARK ELECTROCHEMICAL CORP.



Date:  January 24, 1996             By:/s/ Paul R. Shackford
                                       Name: Paul R. Shackford
                                       Title: Secretary



                               EXHIBIT INDEX



Exhibit       Description                                  Page

3(i)          By-laws of the Company, as amended
              January 23, 1996.


3(ii)         Form of amendment to the By-laws,
              dated January 23, 1996.